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                                                                     EXHIBIT 1.2

                                                                  EXECUTION COPY


                             RITE AID CORPORATION

                                  Common Stock

                              ____________________

                             Underwriting Agreement
                             ----------------------



                                                                January 16, 1997


To the Underwriters
to be named in the applicable
Pricing Agreement
supplemental hereto

Ladies and Gentlemen:

          From time to time Kmart Corporation, a Michigan corporation (the "Selling Stockholder"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) the number of shares of Common Stock, $1.00 par value (the "Common Stock"), of Rite Aid Corporation, a Delaware corporation (the "Company"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

          The terms and rights of any particular sale of Designated Securities shall be as specified in the applicable Pricing Agreement.

          1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the applicable Pricing Agreement will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. Except as incorporated by reference into a Pricing Agreement, this Underwriting Agreement shall not be construed as an obligation of the Selling Stockholder to sell any shares of Common Stock or as an obligation of any of the Underwriters to purchase any shares of  Common Stock.  The obligation
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                                                                               2


of the Selling Stockholder to sell any shares of Common Stock shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify, among other things, the number of shares of Common Stock being sold, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designated to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company represents and warrants to, and agrees with, each of the Underwriters and the Selling Stockholder that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-19553) relating to the Designated Securities that may be sold pursuant to the applicable Pricing Agreement and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"); such registration statement and any post-effective amendment thereto, in the form heretofore delivered or to be delivered to the Representatives (with exhibits thereto) for delivery to each of the other Underwriters (without exhibits thereto), has been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has been filed or transmitted for filing with the Commission prior to the effective date of such registration statement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission. Any preliminary prospectus in relation to the applicable Designated Securities included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto, as amended at the time such part of the registration statement became effective are hereinafter collectively called the "Registration Statement"; the prospectus relating to the applicable Designated Securities, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the
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                                                                               3

     applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus, as the case may be, shall be deemed to include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is first filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary or make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of the applicable Designated Securities through the Representatives, or by the Selling Stockholder, for use in the Prospectus as amended or supplemented relating to such Designated Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the
     Registration
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                                                                               4

     Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein
     (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of the applicable Designated Securities through the Representatives, or by the Selling Stockholder, for use in the Prospectus as amended or supplemented relating to such Designated Securities;

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

          (e) The Designated Securities to be sold pursuant to the applicable Pricing Agreement have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; and such Designated Securities conform, in all material respects, to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (f) The compliance by the Company with all of the provisions of this Agreement and the applicable Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not (1) conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole, and (2) result in any violation of (A) the provisions of the Restated Certificate of Incorporation or By-Laws of the Company or (B) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, which order, rule or regulation is applicable to the Company; provided, however, that in the case of clause (B) of this paragraph 2(f), this representation, warranty and agreement shall not extend to such violations as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

          (g) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required
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                                                                               5

     for the consummation by the Company of the transactions contemplated by this Agreement and the applicable Pricing Agreement, except such as have been, or will have been obtained prior to the "Time of Delivery" (as defined in Section 5) of the applicable Designated Securities, under the Act and such consents, approvals, authorizations, orders, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Designated Securities by the Underwriters, and except those which, if not obtained, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

          (h) The Company and its subsidiaries have good and marketable title in fee simple to all real property and title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (i) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the applicable Pricing Agreement have been duly and validly authorized by the Company, and this Agreement and such Pricing Agreement have been duly executed and delivered by the Company and constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Company's obligations hereunder and under such Pricing Agreement may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, and by general equitable principles; and

          (j) Except as previously disclosed to you in writing, no holder of any security of the Company has any right (except as has been satisfied or waived) to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement and the applicable Pricing Agreement.
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          3.  The Selling Stockholder represents and warrants to, and agrees with, the Company and each of the Underwriters that:

          (a) The Selling Stockholder is the lawful owner of the Designated Securities to be sold by the Selling Stockholder hereunder and under the applicable Pricing Agreement and upon sale and delivery of, and payment for, such Designated Securities, as provided herein and therein, the Selling Stock holder will transfer the ownership interest in such Designated Securities, free and clear of all liens, encumbrances, equities and claims whatsoever;

          (b) This Agreement and the applicable Pricing Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

          (c) The Selling Stockholder has not taken and will not take, directly or in directly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the applicable Designated Securities and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to
     Item 701 of Regulation S-K;

          (d) No consent, approval, authorization or order of, filing with, or qualification of or with any court or governmental agency or body is required to be obtained or made by the Selling Stockholder for the sale of the applicable Designated Securities, except such as have been, or will have been obtained and made under the Act and the Exchange Act prior to the Time of Delivery for such Designated Securities, and such consents, approvals, authorizations, orders, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Designated Securities by the Underwriters; and

          (e) The sale of the applicable Designated Securities and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the applicable Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not (1) result in a breach or violation by the Selling Stockholder of any of the terms or provisions of, or constitute a default by the Selling Stockholder under, any material agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the material property or material assets of the Selling Stockholder is subject, other than, any violations that would not individually or in the aggregate affect the
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     Selling Stockholder's ability to consummate the transactions contemplated by or perform its obligations under this Agreement, and (2) result in any violation of (A) the provisions of the Certificate of Incorporation or By-Laws of the Selling Stockholder or (B) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties, which order, rule or regulation is applicable to the Selling Stockholder.

          In respect of any statements in or omissions from the Registration Statement, the Preliminary Prospectus or the Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder specifically for use in connection with the preparation thereof, the Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter and the Selling Stockholder under subparagraphs (b) and (c) of Section 2. It is understood and agreed that the only written information furnished to the Company by the Selling Stockholder specifically for use in the Registration Statement is that set forth (i) in the first sentence of the first paragraph of the cover page of the Prospectus and the first sentence of the third paragraph of the cover page of the Prospectus, (ii) under the caption "Selling Stockholder" in the Prospectus (except for the column containing the word "Percentage"), (iii) under the caption "Plan of Distribution" and (iv) in a separate "blood letter" to be delivered by the Selling Stockholder at the Time of Delivery relating solely to the prospectus supplement pertaining to the applicable Designated Securities.

          4. Upon the execution of the applicable Pricing Agreement, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          5. The Designated Securities to be purchased by each Underwriter pursuant to the applicable Pricing Agreement, in definitive form to the extent practicable, and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Selling Stockholder, shall be delivered by or on behalf of the Selling Stockholder to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Selling Stockholder or, if so requested by the Selling Stockholder, by wire transfer to a bank account designated by the Selling Stockholder and specified in Schedule II to such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives, the Company and the
Selling Stockholder may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Securities.
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          6.  The Company agrees with each of the Underwriters of the Designated
Securities and the Selling Stockholder:

          (a) To prepare the Prospectus as amended and supplemented in relation to such Designated Securities and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the applicable Pricing Agreement or, if applicable, such other time as may be required by Rule 424(b); to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus as amended or supplemented after the date of the applicable Pricing Agreement and prior to the Time of Delivery for such Designated Securities, and afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; to advise the Representatives of any such amendment or supplement promptly after such Time of Delivery for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of such Designated Securities; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission; for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of such Designated Securities, to advise the Representatives promptly of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to such Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction or of the initiation or, if known to the Company, threatening of any proceeding for any such purpose, or of any request by the Commission for amending or supplementing the Registration Statement or Prospectus; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to endeavor to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and such other jurisdictions as the Company and the Representatives may agree and to comply with
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     such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, and provided further that in connection therewith the Company shall not be required to qualify such Designated Securities for offering and sale under the securities laws of any such jurisdiction for a period in excess of nine months after the initial time of issue of the Prospectus as amended or supplemented relating to such Designated Securities;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of any amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, that in case any Underwriter is required under the Act to deliver a prospectus in connection with the offering or sale of such Designated Securities at any time more than nine months after the date of the applicable Pricing Agreement, the costs of such preparation and furnishing such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Securities;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

          (e) To otherwise comply with the provisions of Section 7 of the Registration Rights Agreement attached as Appendix A to the Stockholder
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     Agreement dated as of October 13, 1996, between the Company and the Selling
     Stockholder.

          7. The Company covenants and agrees to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Designated Securities under the Act and all other expenses in connection with the Company's preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and, subject to the proviso of Section 6(c), the Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (ii) the cost of printing or otherwise producing any Agreement among Underwriters, this Agreement, the applicable Pricing Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) subject to the proviso of Section 6(b), all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities; (v) any cost of preparing certificates for the Designated Securities; (vi) the fees and expenses of any transfer agent and registrar for the Designated Securities; and (vii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 9 and
Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses connected with any offers they may make. It is further understood that, notwithstanding the foregoing, the Selling Stockholder will pay (i) the fees, disbursements and expenses of counsel for the Selling Stockholder and (ii) all underwriting discounts and commissions and transfer taxes, if any, and other fees, costs and expenses of the Selling Stockholder relating to the sale or disposition of the Designated Securities.

          8. The obligations of the Underwriters of the Designated Securities under the applicable Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholder in or incorporated by reference in such Pricing Agreement are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company and the
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Selling Stockholder shall have performed in all material respects all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission;

          (b) Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for the Designated Securities, with respect to the incorporation of the Company, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Franklin Brown, Executive Vice President and Chief Legal Officer of the Company, or Elliot S. Gerson, Senior Vice President and Assistant Chief Legal Counsel of the Company, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

               (ii) The Company has corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

               (iii) To the best of his knowledge, the Company is qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which such qualification is required or, if not so qualified and in good standing in any such jurisdiction, such failure to be so qualified and in good standing, as of the date of such opinion, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;
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                                                                              12

               (iv) Each Significant Subsidiary (as defined in Rule 405 of Regulation C under the Act) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, has corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the best of his knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock, to the best of his knowledge and information, is owned by the Company free and clear of any pledge, lien, encumbrance, claim or equity.

               (v) To the best of his knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or threatened involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or Prospectus which are not adequately disclosed in the Registration Statement or Prospectus;

               (vi) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement and such Pricing Agreement have been duly and validly authorized by the Company, and this Agreement and such Pricing Agreement have been duly executed and delivered by the Company and constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Company's obligations hereunder and under such Pricing Agreement may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, and by general equitable principles;

               (vii) The Designated Securities have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; and the Designated Securities conform in all material respects to the description thereof in the Prospectus as amended or supplemented with respect to such Designated Securities;

               (viii) The compliance by the Company with all of the provisions of this Agreement and such Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not (1) conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to him to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole, and (2) result in any violation of
          (A) the provisions of the Restated Certificate of Incorporation or By-Laws of the Company or (B) any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties which order, rule or regulation is applicable to the Company, except with respect to clause (B) of this paragraph (vii)(2), such violations as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

               (ix) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which he need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

               (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and such Pricing Agreement, except for such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and sale and distribution of such Designated Securities by the Underwriters, and except those which, if not obtained, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole; and

               (xi) Except as described in such opinion letter, no holder of any security of the Company has any right (except as has been satisfied or waived) to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement and such Pricing Agreement.

          In addition, he shall state that nothing has been brought to his attention that would cause him to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which he need express no view), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or at such Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or excluded therefrom, as to which he need express no view) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; he shall also state that he does not know of any contract or other document (i) of a character required to be filed as an exhibit to the Registration Statement or to any of the documents incorporated by reference into the Prospectus as amended or supplemented or (ii) required to be incorporated by reference into the Prospectus as amended or supplemented, which is not so filed or incorporated, as the case may be.

          In rendering this opinion required by subsection (c) of this Section, such counsel may rely (A) as to any matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in his opinion, upon the opinions of other counsel whom such counsel believes to be reliable, provided that such counsel shall state that he and you are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of the Company and of public officials, and will not be required to verify independently the accuracy or completeness of information or documents furnished to him with respect to the Registration Statement or the Prospectus.

          (d) Jones, Day, Reavis & Pogue, special counsel for the Company, shall have furnished to the Representatives their written opinion, dated the

     Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Such Designated Securities conform in all material respects to the description thereof in the Prospectus as amended or supplemented with respect to such Designated Securities; and

               (ii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) as of their respective effective or issue dates appeared to be appropriately responsive in all material respects with the requirements of the Act and the rules and regulations thereunder.

          In addition, such counsel shall state that nothing has been brought to the attention of such counsel that would cause such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no view), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or at such Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or excluded therefrom, as to which such counsel need express no view) contained or contains an untrue statement or a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          In rendering the opinion required by subsection (d) of this Section, Jones, Day, Reavis & Pogue may rely upon or may assume the accuracy of matters
(A) involving the application of laws of any jurisdiction other than the United States or New York and as to any other matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions of other counsel whom such counsel believes to be reliable, provided that such counsel shall state that such counsel and you are justified in relying on such opinions and (B) of fact upon certificates of officers and representatives of the Company and of public officials, and will not be required to verify independently the accuracy or completeness of information or documents furnished to such counsel with respect to the Registration Statement or the Prospectus.

          (e) The Selling Stockholder shall have furnished to the Representatives the opinion (reasonably satisfactory to the Representatives) of (x) Anthony N. Palizzi, General Counsel for the Selling Stockholder, to the effect set forth in clauses (i), (iii), (iv) and (v), below and (y) Skadden, Arps, Slate Meagher & Flom LLP, counsel for the Selling Stockholder, to the effect set forth in clauses (ii), (iii) and
     (iv), below; each dated the Time of Delivery for such Designated
     Securities:

               i) The Selling Stockholder has the corporate power and corporate authority to sell, assign, transfer and deliver such Designated Securities as of such Time of Delivery.

               ii) Assuming that Morgan Stanley & Co. Incorporated, as the agent for the Underwriters (the "Agent"), acquired its interest in such Designated Securities in good faith and without notice of any adverse claims, upon delivery of such Designated Securities to the Agent endorsed to the Agent or in blank in the State of New York, the Agent acquired all of the Selling Stockholder's rights in such Designated Securities and acquired its interest in such Designated Securities free of any adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect on the date hereof in the State of New York).

               iii) No consent, approval, authorization or order of, or filing with, any Governmental Authority pursuant to Applicable Laws, other than the federal securities laws, is required to be obtained or made by the Selling Stockholder through the date of this opinion for the consummation of the transactions contemplated by this Agreement or in connection with the sale of the Designated Securities.

               iv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement by the Selling Stockholder through the date of such opinion will not contravene any provision of (A) any provision of any Applicable Law; provided that we express no opinion with respect to the information contained in, or the accuracy, completeness or correctness of the Prospectus or the Registration Statement or the compliance thereof as to form with the Act and the rules and regulations thereunder, or (B) to such counsel's knowledge, any order of any Governmental Authority having jurisdiction over the Selling Stockholder or any of its properties, or (C) the Certificate of Incorporation of By-Laws of the Selling Stockholder or (D) any agreement, indenture or other instrument material to the conduct of the business of the Selling Stockholder and its subsidiaries, taken as a whole, to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject, except, in the case of this clause
          (D), for such conflicts, breaches, defaults or violations that would not have a material adverse effect on the Selling Stockholder and would not impair the Selling Stockholder's ability to consummate the transactions contemplated hereby; provided, however, that the orders to which such counsel's opinion relates may be limited to those specified in a certificate attached to such opinion.

               v) This Agreement and such Pricing Agreement have been duly authorized, executed and delivered by the Selling Stockholder. As used in such opinion, (a) the term "Applicable Laws" means only those laws of the State of New York (for the opinion to be rendered by Skadden, Arps, Slate, Meagher & Flom LLP), the State of Michigan (for the opinion rendered by Mr. Palizzi) and of the United States of America that, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement, each as in effect on the date of such opinion (except for state securities laws and the rules and regulations of the National Association of Securities Dealers, Inc.); (b) the term "Governmental Authorities" means any New York (for the opinion to be rendered by Skadden, Arps, Slate, Meagher & Flom LLP), Michigan (for the opinion rendered by Mr. Palizzi) or federal executive, legislative, judicial, administrative or regulatory body under Applicable Laws. With respect to matters covered by clause (iv), Skadden, Arps, Slate, Meagher & Flom LLP may limit its comments to matters covered by clauses (A) and (B) thereof.

     In rendering the opinion required by subsection (e) of this Section, such counsel may rely upon or may assume the accuracy of matters (A) involving the application of laws of any jurisdiction other than the United States or Michigan and as to any other matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions of other counsel whom such counsel believes to be reliable, provided that such counsel shall state that such counsel and you are justified in relying on such opinions and (B) of fact upon certificates of officers and representatives of the Selling Stockholder and of public officials, and will not be required to verify independently the accuracy or completeness of information or documents furnished to such counsel with respect to the Registration Statement or the Prospectus.

          (f) On the date of such Pricing Agreement and at the Time of Delivery for such Designated Securities, KPMG Peat Marwick shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, in form and substance satisfactory to the Representatives, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (g) Since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material adverse change in the financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described above, is in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of such Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (h) On or after the date of such Pricing Agreement, no downgrading shall have occurred in the rating accorded the Company's debt securities by either the Standard & Poor's Corporation or Moody's Investors Service, Inc., no threat shall have been made of such downgrading or of placing the Company under special surveillance by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), no notice shall have been given of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change; and the Company shall not have knowledge of any facts or circumstances that are likely to cause such downgrading, threatened downgrading or the placing of the Company under special surveillance;

          (i) On or after the date of such Pricing Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in clauses (i), (ii) or (iii), in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of such Designated Securities on the terms and in the manner contemplated by the Prospectus as amended or supplemented;

          (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for such Designated Securities a certificate or certificates of the President or a Vice President of the Company and of the principal financial officer of the Company as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request; and

          (k) The Selling Stockholder shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for such Designated Securities a certificate or certificates of the President or a Vice President of the Selling Stockholder and of the principal financial officer of the Selling Stockholder as to the accuracy of the representations and warranties of the Selling Stockholder herein at and as of such Time of Delivery, as to the performance by the Selling Stockholder of all of its obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as the Representatives may reasonably request.

          9. (a) The Company will indemnify and hold harmless the Selling Stockholder, its officers, directors, agents, and each person who controls the Selling Stockholder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), against any losses, claims, damages or liabilities, joint or several, to which such party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any violation by the Company (or its officers, directors, agents or controlling persons) of any federal or state law, rule or regulation applicable to the Company and relating to any action required or inaction by such party in connection with or relating to the Registration Statement, or (ii) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the applicable Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (x) in the case of the Registration Statement, not misleading and (y) in the case of any Prospectus, in light of the circumstances in which they were made, not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the applicable Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such indemnified party for inclusion therein; and provided, further, that the Company shall not be liable to any indemnified party under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such indemnified party results from the fact that any Underwriter sold the Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such indemnified party results from an untrue or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus or any preliminary prospectus supplement which was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Company will indemnify the Underwriters, their officers, directors, agents, and each person who controls the Underwriters (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent (and subject to the same limitations and provisos) as provided above, but only with respect to losses, claims, damages or liabilities (or actions in respect thereof) arising out of the circumstances set forth in clause (ii) above.

          (b) The Selling Stockholder will indemnify and hold harmless the Company, its officers, directors, agents, and each person who controls the Company (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), against any losses, claims, damages or liabilities to which such party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any violation by such party of any federal or state law, rule or regulation relating to action required of or inaction by such party in connection with its offer and sale of the Designated Securities and (ii) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (x) in the case of the Registration Statement, not misleading and (y) in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder for inclusion therein; and will reimburse the indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred. The Selling Stockholder will indemnify the Underwriters, their officers, directors, agents, and each person who controls the Underwriters (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent (and subject to the same limitations and provisos) as provided above, but only with respect to losses, claims, damages or liabilities (or actions in respect thereof) arising out of the circumstances set forth in clause (ii) above.

          (c) Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholder and any of their officers, directors, agents, and controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), against any losses, claims, damages or liabilities to which such party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriters through the Representatives for inclusion therein; and will reimburse the indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d)  Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In no event shall an indemnifying party be liable with respect to any action or claim settled without its written consent.

          (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party is not entitled to receive the indemnification provided for in subsection (a) above because of the second proviso thereof or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. Notwithstanding the foregoing, as between the Company and the Selling Stockholder, contribution shall be in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and indemnified party on the other in connection with the actions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus or any preliminary prospectus supplement result from the fact that any Underwriter sold the Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), if the Company has previously furnished copies thereof to such Underwriter. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages (other than amounts paid or incurred without the consent of the indemnifying party as provided in this Section 9) which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Company and the Selling Stockholder in this subsection (e) to contribute are several and not joint. The obligations of the Underwriters of the Designated Securities in this subsection (e) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint. No indemnifying party will be liable for contribution with respect to any action or claim settled without its written consent.

          (f) In no event will the Selling Stockholder be liable or required to contribute any amount under this Section 9 or otherwise in respect of any untrue or alleged untrue statement or omission or alleged omission for amounts in excess of the amount by which the total price at which the applicable Designated Securities were offered to the public exceeds the amount of any damages which the Selling Stockholder has otherwise been required to pay by reason of such untrue statement or omission.

          (g) The provisions of this Section 9 will be in addition to any liability which any indemnifying party may have to any indemnified party and will survive the termination of this Agreement.

          10. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the applicable Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Selling Stockholder and the Company that they have so arranged for the purchase of such Designated Securities, or the Selling Stockholder notifies the Representatives and the Company that it has so arranged for the purchase of such Designated Securities, the Representatives or the Selling Stockholder shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the applicable Pricing Agreement.

          (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-tenth of the aggregate number of the Designated Securities to be sold pursuant to the applicable Pricing Agreement, then the Selling Stockholder shall have the right to require each nondefaulting Underwriter to purchase the number of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the number of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Selling Stockholder as provided in subsection (a) above, the aggregate number of Designated Securities which remains unpurchased exceeds one-tenth of the aggregate number of the Designated Securities to be sold pursuant to the applicable Pricing Agreement, as referred to in subsection (b) above, or if the Selling Stockholder shall not exercise the right described in subsection (b) above to require nondefaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then such Pricing Agreement shall thereupon terminate, without liability on the part of any nondefaulting Underwriter, the Selling Stockholder or the Company, except for the expenses to be borne by the Company, the Selling Stockholder and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer or director or controlling person of any Underwriter, the Company, or any officer or director or controlling person of the Company, or the Selling Stockholder or any officer or director or controlling person of the Selling Stockholder, and shall survive delivery of and payment for the applicable Designated Securities.

          12. If any Pricing Agreement shall be terminated pursuant to Section 10 hereof, the Company and the Selling Stockholder shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 7 and Section 9 hereof; but, if for any other reason the Designated Securities are not delivered by or on behalf of the Selling Stockholder as provided herein, the Selling Stockholder will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Selling Stockholder shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 7 and Section 9 hereof.

          13. In all dealings hereunder, the Representatives of the Underwriters of the applicable Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the applicable Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the applicable Pricing Agreement; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Legal Officer; and if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to Kmart Corporation, 3100 West Big Beaver Road, Troy, Michigan 48084-3163, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Selling Stockholder by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Selling Stockholder and, to the extent provided in Section 9 and Section 11 hereof, the officers, directors and agents of the Company, the Underwriters or the Selling Stockholder and each person who controls the Company, any Underwriter or the Selling Stockholder and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          15. Time shall be of the essence for each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                        Very truly yours,


                                        RITE AID CORPORATION,


                                          by: /s/ Franklin C. Brown
                                             -------------------------
                                             Name:  Franklin C. Brown
                                             Title: Executive Vice President


                                        KMART CORPORATION,


                                          by:  /s/ Michael J. Viola
                                              -------------------------
                                             Name:  Michael J. Viola
                                             Title: Vice President and Treasurer


Accepted as of the
date hereof:

Morgan Stanley & Co. Incorporated


by /s/ Richard Steinman
  -------------------------
  Name:  Richard Steinman
  Title: Principal